Exhibit 99.1

Letter of Resignation by Ya-Ju Chang, dated June 2, 2017.

June 2, 2017

Lazuriton Nano Biotechnology (U.S.A.) Inc.

10F., No. 341, Sec. 2, Wanshou Road, Guishan District

Taoyuan City, 333, Taiwan (Republic of China)

Attention: Board of Directors

Re: Resignation as Secretary and Treasurer

Gentlemen,

Effective June 2, 2017, I hereby resign as Secretary and Treasurer of Lazuriton Nano Biotechnology (U.S.A.) Inc., a Nevada corporation.

Of course, in the event you have questions or comments regarding my resignation, please do not hesitate to contact me.

Thank you.

Sincerely,

/s/ Ya-Ju Chang

 Ya-Ju Chang